UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock FundsSM

BlackRock Liquid Environmentally Aware Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2020

Date of reporting period: 07/31/2020

Item 1 – Report to Stockholders

JULY 31, 2020

2020 Annual Report

BlackRock FundsSM

•	BlackRock Liquid Environmentally Aware Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview For the 12-month Period Ended July 31, 2020

In the second half of 2019 and onset of 2020, the economy was in a good place and interest rate policy was appropriate according to the Fed, but this outlook quickly changed upon the imposition of dramatic measures by authorities around the world to stem the spread of the coronavirus pandemic. In response, the Fed quickly enacted a series of unprecedented measures to channel credit to businesses and households and smooth market functioning.

The Fed’s stimulus campaign began with an “emergency” 0.50% cut to the Federal Funds target rate on March 3, 2020. This action was followed up a few weeks later with a surprise 1% interest rate cut, bringing the range for the Federal Funds target rate to 0.00%-0.25%. This action included a commitment to keep rates low until the uncertainty has passed. Dusting off its crisis-era playbook, the Fed rebooted or rolled out various support facilities and continued to emphasize their support of credit and liquidity in order to stabilize markets along with a $2 trillion fiscal aid package signed into law by President Trump.

The most impactful measure for money market funds, in our view, was the creation of the Money Market Mutual Fund Liquidity Facility (“MMLF”) to purchase commercial paper and domestic and Yankee certificates of deposit from prime money market funds, and municipal debt and variable rate demand notes from municipal money market funds.

While no new policy initiatives were announced at the July 29, 2020 meeting, Chairman Powell reiterated that the Federal Open Market Committee “expects to maintain this target range until it is confident that the economy has weathered recent events and is on track to achieve its maximum employment and price stability goals.” We continue to look to the Fed for insights into additional policy tools such as a strengthening of so-called “forward guidance” and refinements related to its ongoing policy framework review.

Usage of the MMLF — which serves as a backstop source of liquidity for prime and municipal money market funds — stood at around $20.6 billion on July 1, 2020, which is down over $32 billion from the peak level seen on April 8, 2020. This decline continued throughout July to $14.3 billion as of July 29, 2020. This program and other emergency lending facilities were scheduled to expire on or around September 30, 2020. Despite the decrease in activity, the Fed extended these programs through December 31, 2020.

According to the Investment Company Institute, prime money market fund assets across the industry recouped over two-thirds of the outflows experienced during the first quarter of 2020, standing around $761 billion at the quarter’s end. From July 1 to July 15, 2020, the money market fund industry saw $78 billion flow out of government money market funds and about $2.6 billion from prime money market funds. Such funds were then little changed over the remainder of the month. It is our assessment that the revised federal income tax filing date of July 15 contributed to the outflows in the first half of the month.

In this current low rate environment, we believe strong demand for yield has kept credit spreads narrow. The three-month London Interbank Offered Rate overnight indexed swap spread — a gauge of stress in the financial system — dropped below 0.20% several times during July 2020 and finished the month at 0.18%.

In setting strategy, we look to maintain a bias toward high-quality issuers of commercial paper and U.S. dollar denominated certificates of deposit with three-month maturities or shorter. We continue to seek opportunities further out the yield curve with select fixed and floating rate securities that represent convincing relative value, in our opinion. Furthermore, we have naturally reduced our exposure to Treasuries since June as our view is that short-dated credit currently represents a better reinvestment opportunity.

With respect to BlackRock Liquid Environmentally Aware Fund (the “Fund”), our outlook for leaders in the environmental pillar of environmental, social and governance (“ESG”) space shows signs of being well positioned to weather the economic shifts taking place. We continue to believe that incorporating ESG risks into our fundamental credit assessment may result in better risk-adjusted returns.

Although credit markets have remained calm, we continue to keep an eye on ratings activity and maintain a conservative strategy due to the uncertainty ahead. As a result, we have remained cautious in sectors that are subject to heightened risk of downgrade and continue to seek to position the Fund conservatively.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of July 31, 2020	BlackRock Liquid Environmentally Aware Fund

Investment Objective

BlackRock Liquid Environmentally Aware Fund’s (the “Fund”) investment objective is to seek as high a level of current income as is consistent with liquidity and preservation of capital while giving consideration to select environmental criteria.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yields	7-Day Yields
Institutional	0.17%	0.17%
Direct	0.23	0.23
Investor A	0.02	0.02

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Repurchase Agreements	38%
Commercial Paper	33
Certificates of Deposit	12
U.S. Treasury Obligations	11
Time Deposits	4
Corporate Bonds	4
Municipal Bonds	2
Foreign Agency Obligations	2
U.S. Government Sponsored Agency Obligations	— (a)
Liabilities in Excess of Other Assets	(6)

(a)	Represents less than 1% of the Fund’s net assets.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on February 1, 2020 and held through July 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,004.30	$1.05	$1,000.00	$1,023.82	$1.06	0.21%
Direct	1,000.00	1,004.70	0.65	1,000.00	1,024.22	0.65	0.13
Investor A	1,000.00	1,003.10	2.24	1,000.00	1,022.63	2.26	0.45

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366.

FUND INFORMATION	5

Schedule of Investments July 31, 2020	BlackRock Liquid Environmentally Aware Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds — 3.6%

Banks — 3.6%
Australia & New Zealand Banking Group Ltd., 2.13%, 08/19/20	USD	7,500	$7,505,073
Commonwealth Bank of Australia, 2.05%, 09/18/20(a)		3,500	3,507,725
Sumitomo Mitsui Banking Corp., 2.45%, 10/20/20		11,000	11,047,349
Toronto-Dominion Bank (The), 1.85%, 09/11/20		3,000	3,005,100
Westpac Banking Corp., 2.65%, 01/25/21		15,000	15,168,056

			40,233,303

Total Corporate Bonds — 3.6% (Cost: $40,030,560)			40,233,303

Foreign Agency Obligations — 2.1%

Canada — 2.1%
CPPIB Capital, Inc., (SOFR + 0.32%), 0.42%, 12/10/20(a)(b)		23,250	23,243,435

Total Foreign Agency Obligations — 2.1% (Cost: $23,250,000)			23,243,435

Municipal Bonds — 2.4%
Mizuho Floater/Residual Trust:(a)(c)
Series 2020-MIZ9014, RB, VRDN (Mizuho Capital Markets LLC LIQ),
0.58%, 09/04/20		15,000	15,000,000
Series 2020-MIZ9017, RB, VRDN (Mizuho Capital Markets LLC LOC),
0.58%, 09/04/20		3,000	3,000,000
Series 2020-MIZ9023, RB, VRDN (Mizuho Capital Markets LLC LOC),
0.58%, 09/04/20		9,000	9,000,000

Total Municipal Bonds — 2.4% (Cost: $27,000,000)			27,000,000

U.S. Government Sponsored Agency Obligations — 0.2%

Agency Obligations — 0.2%
United States International Development Finance Corp. Variable Rate Notes, (3 Month Treasury Bill Rate + 0.00%), 0.20%, 08/07/20(b)		2,500	2,500,000

Total U.S. Government Sponsored Agency Obligations — 0.2% (Cost: $2,500,000)			2,500,000

U.S. Treasury Obligations — 11.0%
U.S. Treasury Bills(d):
0.05%, 08/06/20		25,000	24,999,812
0.09%, 09/08/20		25,000	24,997,563
0.10%, 10/01/20		15,000	14,997,542
0.06%, 11/17/20		10,000	9,998,233
0.10%, 11/19/20		10,000	9,996,925
0.11%, 01/28/21		12,500	12,493,510
0.12%, 05/20/21		25,000	24,976,337

Total U.S. Treasury Obligations — 11.0% (Cost: $122,437,874)			122,459,922

Security		Par (000)	Value

Certificates of Deposit — 11.8%

Euro — 2.5%(d)
Banque Federative du Credit Mutuel SA,
1.90%, 01/08/21	USD	17,500	$17,480,612
Credit Industriel et Commercial SA:
1.90%, 01/08/21		5,000	4,994,461
1.72%, 02/12/21		5,000	4,993,095

			27,468,168

Yankee — 9.3%(e)
Bank of Montreal, Chicago(b):
(SOFR + 0.32%), 0.42%, 09/22/20 - 06/24/21		12,500	12,503,307
(SOFR + 0.40%), 0.50%, 10/02/20		7,500	7,503,933
(LIBOR USD 1 Month + 0.11%), 0.29%, 11/13/20		5,000	5,000,901
Bank of Nova Scotia, Houston, (LIBOR USD 1 Month + 0.23%), 0.41%, 08/17/20(b)		12,000	12,001,427
BNP Paribas SA, New York, (SOFR + 0.25%), 0.35%, 02/05/21(b)		6,200	6,201,429
Credit Industriel et Commercial SA, New York, (LIBOR USD 3 Month + 0.07%), 0.76%, 02/01/21(b)		5,000	5,000,251
Royal Bank of Canada, New York, 0.43%, 07/26/21		2,500	2,507,488
Skandinaviska Enskilda Banken AB, New York(b):
(LIBOR USD 3 Month + 0.15%), 0.45%, 10/02/20		5,000	5,001,392
(LIBOR USD 3 Month + 0.12%), 0.55%, 11/13/20		10,000	10,003,364
Svenska Handelsbanken AB, New York:
(LIBOR USD 3 Month + 0.15%), 0.45%, 10/02/20(b)		15,000	15,004,175
1.15%, 03/03/21		2,500	2,513,204
(LIBOR USD 3 Month + 0.11%), 0.43%, 06/16/21(b)		2,500	2,500,868
Toronto-Dominion Bank, New York:
(US Federal Funds Effective Rate (continuous series) + 0.37%), 0.47%, 09/08/20(b)		1,250	1,250,267
(SOFR + 0.42%), 0.52%, 09/30/20(b)		7,000	7,003,791
1.13%, 04/14/21		5,000	5,030,750
0.43%, 07/28/21		5,000	5,005,087

			104,031,634

Total Certificates of Deposit — 11.8% (Cost: $131,222,722)			131,499,802

Commercial Paper — 33.1%
Alpine Securitization Ltd.(a):
0.34%, 09/04/20		5,000	4,995,954
0.35%, 09/04/20		9,500	9,493,262
1.75%, 09/04/20		15,000	15,031,643
0.40%, 04/01/21(d)		5,000	4,986,783
Antalis SA, 0.17%, 08/10/20(d)		7,210	7,209,655
Canadian Imperial Bank of Commerce(b):
(LIBOR USD 1 Month + 0.25%), 0.43%, 12/31/20		10,000	10,007,652
(LIBOR USD 3 Month + 0.14%), 0.45%, 06/28/21		10,000	10,001,800
Commonwealth Bank of Australia(b):
(LIBOR USD 3 Month + 0.05%), 0.32%, 10/09/20		5,000	5,000,641
(LIBOR USD 3 Month + 0.09%), 0.43%, 05/28/21		20,000	19,999,999

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Liquid Environmentally Aware Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Paper (continued)
Credit Industriel et Commercial SA, 0.36%, 11/02/20(d)	USD	10,000	$9,990,652
Fairway Finance Co. LLC, 0.30%, 01/22/21(d)		5,000	4,992,830
HSBC Bank plc, (LIBOR USD 3 Month + 0.23%), 0.50%, 10/13/20(b)		6,750	6,753,279
Hydro-Quebec, 0.16%, 11/02/20(d)		5,000	4,997,885
ING US Funding LLC, (LIBOR USD 3 Month + 0.15%), 0.46%, 09/14/20(b)		20,000	20,004,552
Kingdom of Denmark(d):
0.06%, 08/10/20		10,000	9,999,831
0.23%, 02/24/21		32,500	32,457,374
Kreditanstalt fuer Wiederaufbau, 0.19%, 02/02/21(d)		10,000	9,990,287
National Australia Bank Ltd.(b):
(LIBOR USD 1 Month + 0.23%), 0.42%, 08/20/20		5,000	5,000,710
(LIBOR USD 3 Month + 0.12%), 0.40%, 07/08/21		10,000	9,999,877
Old Line Funding LLC, 0.19%, 09/14/20(d)		30,000	29,992,875
Royal Bank of Canada(b):
(SOFR + 0.31%), 0.41%, 08/17/20		2,500	2,500,330
(LIBOR USD 3 Month + 0.40%), 0.50%, 09/29/20		13,000	13,006,492
Sheffield Receivables Co. LLC(d):
0.16%, 08/25/20		20,000	19,997,792
0.18%, 09/08/20		17,500	17,496,549
UBS AG:
0.34%, 01/25/21(d)		2,400	2,395,989
1.33%, 03/02/21(b)		10,000	9,978,760

Security		Par (000)	Value

Commercial Paper (continued)
(LIBOR USD 3 Month + 0.17%), 0.44%, 07/09/21(b)	USD	17,500	$17,499,998
Victory Receivables Corp., 0.31%, 09/04/20(d)		35,000	34,989,451
Westpac Banking Corp.(b):
(US Federal Funds Effective Rate (continuous series) + 0.17%), 0.27%, 02/19/21		5,000	4,999,188
(LIBOR USD 3 Month + 0.09%), 0.40%, 06/04/21		5,000	5,001,252
(LIBOR USD 3 Month + 0.12%), 0.39%, 07/02/21		10,000	10,004,561

Total Commercial Paper — 33.1% (Cost: $368,637,333)			368,777,903

Time Deposits — 4.0%
Credit Agricole Corporate and Investment Bank SA, 0.09%, 08/03/20		17,050	17,050,000
Mizuho Bank Ltd., 0.09%, 08/03/20		13,000	13,000,000
Royal Bank of Canada, 0.08%, 08/03/20		15,000	15,000,000

Total Time Deposits — 4.0% (Cost: $45,050,000)			45,050,000

Total Repurchase Agreements — 37.8% (Cost: $421,000,000)			421,000,000

Total Investments — 106.0% (Cost: $1,181,128,489)(f)			1,181,764,365

Liabilities in Excess of Other Assets — (6.0)%			(66,834,091)

Net Assets — 100.0%			$1,114,930,274

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(d)	Rates are the current rate or a range of current rates as of period end.
(e)	Issuer is a U.S. branch of a foreign domiciled bank.
(f)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of America Securities, Inc.	0.10%	07/31/20	08/03/20	$150,000	$150,000	$150,001,250	U.S. Government Sponsored Agency Obligations, 2.50% to 5.00%, due 07/01/29 to 08/01/50	$ 247,594,913	$154,500,001

BMO Capital Markets Corp.	0.09	07/31/20	08/03/20	20,000	20,000	20,000,150	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.00% to 13.32%, due 09/17/20 to 06/20/70	1,061,298,457	20,998,569

Citigroup Global Markets, Inc.	0.09	07/31/20	08/03/20	120,000	120,000	120,000,900	U.S. Treasury Obligations, 0.13% to 2.75%, due 04/15/21 to 07/15/23	122,328,500	122,400,086

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) July 31, 2020	BlackRock Liquid Environmentally Aware Fund

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
JP Morgan Securities LLC	0.08%	07/31/20	08/03/20	$38,000	$38,000	$38,000,253	U.S. Treasury Obligations, 1.75% to 8.00%, due 11/15/21 to 06/30/24	$ 36,051,700	$38,760,000
	0.10	07/31/20	08/03/20	93,000	93,000	93,000,775	U.S. Government Sponsored Agency Obligations, 3.00% to 6.50%, due 12/12/25 to 02/20/50	317,495,475	94,860,000

Total JP Morgan Securities LLC					$131,000				$133,620,000

					$421,000				$431,518,656

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities	$—	$1,181,764,365	$—	$1,181,764,365

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

See notes to financial statements.

8	2020 BLACK ROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

July 31, 2020

BlackRock Liquid Environmentally Aware Fund

ASSETS
Investments at value — unaffiliated (cost — $760,128,489)	$760,764,365
Cash	13,008,166
Repurchase agreements at value (cost — $421,000,000)	421,000,000
Receivables:
Capital shares sold	1,039
Interest — unaffiliated	398,601
From the Manager	37,665
Prepaid expenses	100,015

Total assets	1,195,309,851

LIABILITIES
Payables:
Investments purchased	4,989,624
Administration fees	52,127
Capital shares redeemed	75,049,930
Income dividend distributions	85,475
Investment advisory fees	95,741
Trustees’ and Officer’s fees	2,755
Service fees	73
Other accrued expenses	103,852

Total liabilities	80,379,577

NET ASSETS	$1,114,930,274

NET ASSETS CONSIST OF
Paid-in capital	$1,114,032,307
Accumulated earnings	897,967

NET ASSETS	$1,114,930,274

NET ASSET VALUE
Institutional — Based on net assets of $227,697,981 and 227,473,371 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1.0010

Direct — Based on net assets of $886,881,122 and 885,992,652 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1.0010

Investor A — Based on net assets of $351,171 and 350,818 shares outstanding, unlimited number of shares authorized, $0.001 par value	$1.0010

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations

Year Ended July 31, 2020

BlackRock Liquid Environmentally Aware Fund

INVESTMENT INCOME
Interest — unaffiliated	$11,743,848

Total investment income	11,743,848

EXPENSES
Investment advisory	859,236
Administration — class specific	466,972
Offering	206,678
Registration	70,476
Accounting services	53,977
Professional	52,834
Custodian	30,650
Trustees and Officer	16,071
Printing and postage	11,666
Transfer agent — class specific	951
Service — class specific	673
Miscellaneous	25,306

Total expenses	1,795,490
Less:
Administration fees waived — class specific	(11)
Fees waived and/or reimbursed by the Manager	(647,387)
Transfer agent fees waived and/or reimbursed — class specific	(951)

Total expenses after fees waived and/or reimbursed	1,147,141

Net investment income	10,596,707

REALIZED AND UNREALIZED GAIN
Net realized gain from investments	126,640
Net change in unrealized appreciation on investments	603,140

Net realized and unrealized gain	729,780

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,326,487

See notes to financial statements.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Liquid Environmentally Aware Fund
	Year Ended 07/31/20	Period from 04/08/19 (a) to 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,596,707	$2,676,698
Net realized gain	126,640	15,347
Net change in unrealized appreciation (depreciation)	603,140	32,736

Net increase in net assets resulting from operations	11,326,487	2,724,781

DISTRIBUTIONS TO SHAREHOLDERS (b)
Institutional	(1,621,385)	(423,244)
Direct	(8,974,136)	(2,251,811)
Investor A	(2,638)	(1,643)

Decrease in net assets resulting from distributions to shareholders	(10,598,159)	(2,676,698)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	714,271,870	399,881,993

NET ASSETS
Total increase in net assets	715,000,198	399,930,076
Beginning of period	399,930,076	—

End of period	$1,114,930,274	$399,930,076

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Liquid Environmentally Aware Fund

	Institutional
	Year Ended 07/31/2020		Period from 04/08/19 (a) to 07/31/19

Net asset value, beginning of period	$1.0001		$1.0000

Net investment income(b)	0.0116		0.0072
Net realized and unrealized gain	0.0021		0.0002

Net increase from investment operations	0.0137		0.0074

Distributions(c)
From net investment income	(0.0128)		(0.0073)
From net realized gain	(0.0000	)(d)	—

Total distributions	(0.0128)		(0.0073)

Net asset value, end of period	$1.0010		$1.0001

Total Return(e)
Based on net asset value	1.38%		0.75%(f)

Ratios to Average Net Assets
Total expenses	0.28%		0.30%(g)(h)

Total expenses after fees waived and/or reimbursed	0.21%		0.19%(h)

Net investment income	1.16%		2.30%(h)

Supplemental Data
Net assets, end of period (000)	$227,698		$65,788

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Audit and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.37%.
(h)	Annualized.

See notes to financial statements.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Liquid Environmentally Aware Fund

	Direct
	Year Ended 07/31/2020		Period from 04/08/19 (a) to 07/31/19

Net asset value, beginning of period	$1.0001		$1.0000

Net investment income(b)	0.0125		0.0076
Net realized and unrealized gain	0.0021		0.0001

Net increase from investment operations	0.0146		0.0077

Distributions(c)
From net investment income	(0.0137)		(0.0076)
From net realized gain	(0.0000	)(d)	—

Total distributions	(0.0137)		(0.0076)

Net asset value, end of period	$1.0010		$1.0001

Total Return(e)
Based on net asset value	1.47%		0.78%(f)

Ratios to Average Net Assets
Total expenses	0.19%		0.22%(g)(h)

Total expenses after fees waived and/or reimbursed	0.12%		0.09%(h)

Net investment income	1.25%		2.45%(h)

Supplemental Data
Net assets, end of period (000)	$886,881		$333,890

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Audit and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.29%.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Liquid Environmentally Aware Fund

	Investor A
	Year Ended 07/31/2020		Period from 04/08/19 (a) to 07/31/19

Net asset value, beginning of period	$1.0001		$1.0000

Net investment income(b)	0.0098		0.0066
Net realized and unrealized gain	0.0015		0.0001

Net increase from investment operations	0.0113		0.0067

Distributions(c)
From net investment income	(0.0104)		(0.0066)
From net realized gain	(0.0000	)(d)	—

Total distributions	(0.0104)		(0.0066)

Net asset value, end of period	$1.0010		$1.0001

Total Return(e)
Based on net asset value	1.13%		0.67%(f)

Ratios to Average Net Assets
Total expenses	0.56%		0.58%(g)(h)

Total expenses after fees waived and/or reimbursed	0.45%		0.44%(h)

Net investment income	0.98%		2.10%(h)

Supplemental Data
Net assets, end of period (000)	$351		$252

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Audit and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.65%.
(h)	Annualized.

See notes to financial statements.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Liquid Environmentally Aware Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Direct Shares are generally only available to investors on eligible electronic platforms. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Direct Shares	No	No		None
Investor A Shares	No	No	(a)	None

(a)

Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) upon redemption of shares received in an exchange transaction for Investor A Shares of a fund advised by the Manager (defined below) or its affiliates (each, a “BlackRock Fund”) where no initial sales charge was paid at the time of purchase of such fund.

The Fund prices and transacts its shares at a net asset value (“NAV”) per share calculated to four decimal places, reflecting market-based values of its portfolio holdings (i.e., at a “floating” NAV).

The Board of Trustees of the Trust (the “Board”) is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from the Fund for up to 10 business days during a 90 day period, in the event that the Fund’s weekly liquid assets fall below certain thresholds.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that the Fund’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by the Fund for the benefit of the Fund’s remaining shareholders.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of 3:00 p.m., Eastern time. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements   (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third party custodian maintains accounts to hold collateral for the fund and its counterparties. Typically, the fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.10% of the average daily value of the Fund’s net assets.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended July 31, 2020, the class specific service fees borne directly by Investor A Shares were $673.

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.10% of the average daily net assets for Institutional Shares and Investor A Shares and 0.04% of the average daily net assets for Direct Shares. Prior to May 11, 2020, the Manager charged an annual rate of 0.14% of the average daily net assets for Institutional Shares and Investor A Shares.

For the year ended July 31, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	$179,128
Direct	287,496
Investor A	348
$466,972

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

For the year ended July 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$576
Direct	307
Investor A	68
$951

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit miscellaneous other expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are 0.00% for the Institutional, Investor A and Direct Shares.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2030, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2020, the Manager waived and/or reimbursed $467,660, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the year ended July 31, 2020, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Institutional	$576
Direct	307
Investor A	68
$951

The Manager and BRIL have also voluntarily agreed to waive a portion of their respective investment advisory and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statement of Operations as administration fees waived — class specific. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time. For the year ended July 31, 2020, administration fees waived — class specific under this agreement was $11.

Effective January 1, 2020, the Manager voluntarily agreed to waive a portion of the investment advisory fees. This voluntary waiver may be reduced or discontinued at anytime. Pursuant to this voluntary waiver, the Fund waived $179,727, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements   (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the year ended July 31, 2020 and the period ended July 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent difference attributable to non-deductible expenses was reclassified to the following accounts:

Paid-in capital	$(103,336)
Accumulated earnings (loss)	103,336

The tax character of distributions paid was as follows:

	07/31/20	07/31/19
Ordinary income	$10,598,159	$2,676,698

As of period end, the tax components of accumulated earnings (loss) were as follows:

Undistributed ordinary income	$262,091
Net unrealized gains	635,876
$897,967

7.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed for the Fund were transacted at each class’s floating NAV per share calculated to four decimal places.

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/20		Period from 04/08/19(a) to 07/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	410,552,899	$410,794,281	165,742,682	$165,750,997
Shares issued in reinvestment of distributions	1,290,760	1,291,293	40,126	40,130
Shares redeemed	(250,151,802)	(250,259,085)	(100,001,294)	(100,023,517)

Net increase	161,691,857	$161,826,489	65,781,514	$65,767,610

Direct
Shares sold	722,335,509	$722,541,326	339,652,733	$339,662,021
Shares issued in reinvestment of distributions	5,035,223	5,037,371	281,716	281,751
Shares redeemed	(175,230,492)	(175,232,603)	(6,082,037)	(6,081,031)

Net increase	552,140,240	$552,346,094	333,852,412	$333,862,741

Investor A
Shares sold	100,336	$100,449	250,000	$249,999
Shares issued in reinvestment of distributions	1,426	1,427	1,643	1,643
Shares redeemed	(2,587)	(2,589)	—	—

Net increase	99,175	$99,287	251,643	$251,642

Total Net Increase	713,931,272	$714,271,870	399, 885,569	$399,881,993

(a)	Commencement of operations.

As of July 31, 2020, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Institutional	253,456
Direct	249,500,000
Investor A	253,048

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Liquid Environmentally Aware Fund and the Board of Trustees of

BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Liquid Environmentally Aware Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from April 8, 2019 (commencement of operations) through July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from April 8, 2019 (commencement of operations) through July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

For the fiscal year ended July 31, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends
BlackRock Liquid Environmentally Aware Fund	$5,314,408

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended July 31, 2020:

Fund	Federal Obligation Interest
BlackRock Liquid Environmentally Aware Fund	$95,462

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Liquid Environmentally Aware Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and

NOTES TO FINANCIAL STATEMENTS	21

Disclosure of Investment Advisory Agreement  (continued)

sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and a weighted average benchmark of similar funds, as defined by BlackRock (“Benchmark Weighted Average”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the six-month period reported, the Fund underperformed against its Benchmark Weighted Average. The Board noted that BlackRock believes that the Benchmark Weighted Average is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Benchmark Weighted Average during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. In addition, the Board noted that, the Fund is party to an expense limitation agreement pursuant to which BlackRock has agreed to waive and/or reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	23

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During the Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 155 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 155 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 155 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 155 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 155 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/ Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 155 Portfolios	None
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 155 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	36 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During the Past Five Years
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 155 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 155 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 155 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	25

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During the Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	122 RICs consisting of 265 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President (Since 2018) and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 266 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent
JPMorgan Chase Bank, N.A.
New York, NY 10179
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809
Custodians
JPMorgan Chase Bank, N.A.
New York, NY 10179
The Bank of New York Mellon
New York, NY 10286

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Distributor
BlackRock Investments, LLC
New York, NY 10022
Legal Counsel
Sidley Austin LLP
New York, NY 10019
Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	27

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at sec.gov. The Fund makes portfolio holdings available to shareholders on its website at blackrock.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in This Report

Currency

USD	United States Dollar

Portfolio Abbreviations

LIBOR	London Interbank Offered Rate

LIQ	Liquidity Agreement

LOC	Letter of Credit

RB	Revenue Bonds

SOFR	Secured Overnight Financing Rate

VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	29

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

LEAF-7/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Liquid Environmentally Aware Fund	$26,520	$23,868	$0	$0	$9,500	$9,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Liquid Environmentally Aware Fund	$9,500	$9,800

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date:	October 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date:	October 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date:	October 2, 2020